STATEMENT OF ADDITIONAL INFORMATION

                              PIONEER GROWTH SHARES
                                 60 State Street
                           Boston, Massachusetts 02109


                       Class A, Class B and Class C Shares


                                 April 29, 1996
                          (revised December 20, 1996)


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus dated April 29, 1996 (revised December 20, 1996), as amended and/or supplemented from time to time of Pioneer Growth Shares (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated by reference.




                                TABLE OF CONTENTS


                                                                      Page
 1. Investment Objective and Policies..................................  2
 2. Investment Restrictions............................................  5
 3. Management of the Fund.............................................  7
 4. Investment Adviser................................................. 12
 5. Underwriting Agreement and Distribution Plans...................... 14
 6. Shareholder Servicing/Transfer Agent............................... 18
 7. Custodian.......................................................... 19
 8. Principal Underwriter.............................................. 19
 9. Independent Public Accountant...................................... 20
10. Portfolio Transactions............................................. 20
11. Dividends and Tax Status........................................... 22
12. Shares of the Fund................................................. 26
13. Determination of Net Asset Value................................... 28
14. Systematic Withdrawal Plan......................................... 29
15. Letter of Intention................................................ 30
16. Investment Results................................................. 30
17. General Information................................................ 34
18. Financial Statements............................................... 34
    Appendix A......................................................... 35
    Appendix B......................................................... 51



 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN
                             EFFECTIVE PROSPECTUS.

1.       INVESTMENT OBJECTIVE AND POLICIES


         See "Investment Objective and Policies" in the Prospectus for more information concerning the investment objective and policies of the Fund.

Restricted and Illiquid Securities


         With respect to liquidity determinations generally, the Board of Trustees has the ultimate responsibility for determining whether specific securities, including Rule 144A securities, are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to PMC, pursuant to guidelines reviewed by the Trustees. PMC takes into account a number of factors in reaching liquidity decisions. These factors may include but are not limited to: (i) the frequency of trading in the security; (ii) the number of dealers who make quotes in the securities; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). PMC will monitor the liquidity of securities in the Fund's portfolio and report periodically on such decisions to the Trustees.


         Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Lower Quality Debt Obligations


         The Fund may invest up to 5% of its net assets in debt securities which are rated in the lowest rating categories by Standard & Poor's Ratings Group ("Standard & Poor's") or by Moody's Investors Service, Inc. ("Moody's") (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's) or, if unrated by such rating organizations, determined to be of comparable quality by the Fund's investment adviser, Pioneering Management Corporation ("PMC"). In addition, the Fund may invest in medium quality debt securities (i.e., securities rated BBB by Standard & Poor's or Baa by Moody's, or unrated securities determined by PMC to be of comparable quality).

         Bonds rated BB or Ba or below or comparable unrated securities are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment grade bonds (i.e., bonds rated BBB or better by Standard & Poor's or Baa or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by PMC).

         The amount of junk bond  securities  outstanding  has  proliferated  in conjunction with the increase in merger and acquisition and leveraged buyout activity. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

         The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Certain proposed and recently enacted federal laws including the required divestiture by federally insured savings and loan associations of their investments in junk bonds and proposals designed to limit the use, or tax and other advantages, of junk bond securities could adversely affect the Fund's net asset value and investment practices. Such proposals could also adversely affect the secondary market for junk bond securities, the financial condition of issuers of these securities and the value of outstanding junk bond securities. The form of such proposed legislation and the possibility of such legislation being passed are uncertain.

         Since investors generally perceive that there are greater risks associated with the medium to lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         Medium-to-lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. PMC will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

         The prices of all debt securities generally fluctuate in response to the general level of interest rates. Another factor which causes fluctuations in the prices of debt securities is the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect any cash income from such securities but will be reflected in the Fund's net asset value.

Portfolio Turnover Rate

         The Fund will limit portfolio turnover to the extent practicable and consistent with its investment objective and policies. In any event, the Fund does not consider the rate of portfolio turnover a limiting factor where management considers changes necessary and as the Fund may deem it advisable to take advantage of short-term trends by purchases and sales of securities. The Fund's investment policy from time to time may result in the portfolio turnover being higher than that of investment companies with investment objectives different from that of the Fund. A higher portfolio turnover rate may result in correspondingly higher transaction costs.

2.       INVESTMENT RESTRICTIONS

         Fundamental Investment Restrictions. The Fund considers the investment objective, the investment policy under the caption "Restricted and Illiquid Securities", and the following restrictions as fundamental policies which cannot be changed without approval by a "majority" of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act")) which means: (a) 67% or more of the voting securities present at a special or annual meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. All other investment policies are considered non-fundamental and may be changed by approval of the Trustees without the vote of shareholders.

The Fund may not:

1. Concentrate the investment of its assets in any one industry or group of industries and therefore will not invest more than 25% of its assets in any one industry;

2. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

3. Make short sales of securities unless at the time of such sale it owns or has the right to acquire as a result of the ownership of convertible or exchangeable securities, and without the payment of further consideration, an equal amount of such securities which it will retain so long as it is in a short position. At no time will more than 10% of the value of the Fund's assets be committed to short sales;

4. Make loans of its assets, except that the Fund may purchase a portion of an issue of bonds or other obligations of types commonly distributed publicly to financial institutions, may purchase repurchase agreements in accordance with its investment objective, policies and restrictions, and may make both short-term (nine months or less) and long-term loans of its portfolio securities to the extent of 40% of the value of the Fund's total assets computed at the time of making such loans;

5. Borrow money except for temporary or emergency purposes in an amount up to 5% of the value of the Fund's assets;

6. Act as a securities underwriter or invest in real estate, commodities or commodity contracts;

7. Participate on a joint or joint-and-several basis in any securities trading account;

8. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities), if as a result: (a) more than 25% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (b) as to 75% of the value of the Fund's total assets: (i) more than 5% of the value of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would own more than 10% of the voting securities of any single issuer;

9. Purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in such companies taken at cost to exceed 5% of the value of the Fund's assets, except holding companies or companies formed by merger, where the operating companies have had at least three years of continuous operation;

10. Purchase or retain the securities of any issuer if the officers and trustees of the Fund or of its Investment Adviser who own individually or beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

11. Purchase the securities of any other investment company, except that it may make such a purchase as part of a merger, consolidation or acquisition of assets; or

12. Enter into transactions with officers, trustees or other affiliated persons of the Fund or its Investment Adviser or Underwriter, or any organization affiliated with such persons, except securities transactions on an agency basis at standard commission rates, as limited by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

         Non-Fundamental Investment Restrictions. In addition to the foregoing restrictions, the Fund may not purchase warrants of any issuer, if, as a result of such purchases, more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or more than 5% of the value of the total assets of the Fund would be invested in warrants generally, whether or not so listed. For these purposes, warrants are to be valued at the lesser of cost or market, but warrants acquired by the Fund in units with or attached to debt securities shall be deemed to be without value.

         The Fund will not invest in puts, calls, straddles, spreads or any combination thereof, nor will it invest in oil, gas or other mineral exploration or development programs or leases or purchase or sell real estate, including real estate limited partnerships. It is not the policy of the Fund to invest in any company for the purpose of acquiring or exercising management or control of such company. In view of the risks of loss inherent in investing in equity securities, there is no assurance that the investment objective of the Fund will be achieved or that shareholders will be protected from incurring any losses on their investments.

         If a percentage restriction on investment or utilization of assets set forth in any of the above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a change in the rating of a portfolio security will not be considered a violation of policy.

3.         MANAGEMENT OF THE FUND


           The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").



JOHN F. COGAN,  JR.*,  Chairman of the Board,  President and Trustee,  DOB: June
1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (Russian timber joint venture); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie
Goldfields  Limited;   Chairman  of  the  Supervisory  Board  of  Pioneer  Fonds
Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., Trustee,  DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
           Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME  04650
           Founding Director, Winthrop Group, Inc (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee,  DOB:  July 1917
6363 Waterway Drive, Falls Church, VA  22044
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  May 1948
One Boston Place, Suite 2635, Boston, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  February 1944
           Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB: September 1928
125 Broad Street, New York, NY  10004
           Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee,  DOB:  June 1936
One North Adgers Wharf, Charleston, SC  29401
         President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

WILLIAM H. KEOUGH, Treasurer,  DOB:  April 1937
           Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
           Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
           Manager of Fund Accounting of PMC since May 1994, Manager of Auditing, Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964
           General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC; and formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner.

JEFFREY B. POPPENHAGEN, Vice President,  DOB:  March 1962
           Vice President of PMC since February 1996; formerly a portfolio manager for a number of equity portfolios.

           The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

           All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

           The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.



                                        Investment           Principal
Fund Name                                 Adviser           Underwriter


Pioneer International Growth Fund           PMC                 PFD
Pioneer Europe Fund                         PMC                 PFD
Pioneer Emerging Markets Fund               PMC                 PFD
Pioneer India Fund                          PMC                 PFD

Pioneer World Equity Fund                   PMC                 PFD

Pioneer Capital Growth Fund                 PMC                 PFD
Pioneer Mid-Cap Fund                        PMC                 PFD
Pioneer Growth Shares                       PMC                 PFD
Pioneer Small Company Fund                  PMC                 PFD
Pioneer Gold Shares                         PMC                 PFD
Pioneer Equity-Income Fund                  PMC                 PFD
Pioneer Fund                                PMC                 PFD
Pioneer II                                  PMC                 PFD
Pioneer Real Estate Shares                  PMC                 PFD
Pioneer Short-Term Income Trust             PMC                 PFD
Pioneer America Income Trust                PMC                 PFD
Pioneer Bond Fund                           PMC                 PFD
Pioneer Income Fund                         PMC                 PFD
Pioneer Intermediate Tax-Free Fund          PMC                 PFD
Pioneer Tax-Free Income Fund                PMC                 PFD
Pioneer Cash Reserves Fund                  PMC                 PFD
Pioneer Interest Shares, Inc.               PMC                Note 1
Pioneer Variable Contracts Trust            PMC                Note 2


Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


         PMC, the Fund's investment adviser, also manages the investments of certain institutional private accounts. Messrs. Cogan, Tripple, Keough and Barri, officers and/or Trustees of the Fund, are also officers and/or directors of PFD, PMC, PSC and PGI. As of March 29, 1996, to the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI, except Mr. Cogan who then owned approximately 14% of such shares. As of March 29, 1996 the officers and Trustees held in aggregate less than 1% of the outstanding shares of the Fund. As of March 29, 1996, John A. Sturgeon as Trustee of the Mutual of Omaha

401(k) Long-Term Savings Plan owned approximately 9.52% (2,069,129) of the outstanding Class A shares of the Fund. PFD, 60 State Street, Boston, MA 02109 owned approximately 63.04% (10,030) of the outstanding Class C shares of the Fund;. Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East 3rd Fl, Jacksonville, FL 32246-6484 owned approximately 19.41% (3,089) of the outstanding Class C shares of the Fund; Mack Wattenburger & Marjorie E. Wattenburger JTWROS, 3904 Deann Dr., Amarillo, TX 79121 owned approximately 15.05% (2,395) of the outstanding Class C shares of the Fund,

         Compensation of Officers and Trustees. The Fund pays no salaries or compensation to any of its officers. Commencing on January 1, 1996, the Fund will pay an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of each series, estimated to be approximately $190 for 1996. In addition, the Fund will pay a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also will pay an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chair who will receive an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. The 1996 fees for Audit Committee members and the Audit Committee Chair are expected to be approximately $6,000 and $12,000, respectively. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustees' fee, except the Committee Chair who will receive an annual trustees' fee equal to 10% of the annual trustees' fee. The 1996 fees for Pricing
Committee members and the Pricing Committee Chair are expected to be approximately $3,000 and $6,000, respectively. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its management contract. The Fund paid an annual fee of $1,000, plus $100 per meeting attended, to each Trustee who was not affiliated with PGI, PMC, PFD or PSC. Fees paid to affiliated Trustees were reimbursed to the Fund by PMC. The Fund pays the Chairman of the Audit Committee an annual fee of $250 and pays each member of the Audit Committee an annual fee of $200. All Trustees are reimbursed for expenses incurred in attending Trustee and committee meetings. The Fund also paid an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PSC or PFD. Any such fees and expenses paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract.

         The following table provides information regarding the compensation paid by the Fund and other Pioneer Funds to the Trustees for their services.


                                                    Pension or
                                                    Retirement          Total Compensa-
                                                     Benefits           tion from the
                             Aggregate               Accrued               Fund all
                           Compensation           as Part of the        other Pioneer
Trustee                   From the Fund*         Fund's Expenses        Mutual Funds**


John F. Cogan, Jr.          $  833                     $0                 $11,000*
Richard H. Egdahl, M.D.      5,333                      0                  63,315
Margaret B.W. Graham         5,333                      0                  62,398

                                      -9-

John W. Kendrick             5,333                      0                  62,398
Marguerite A. Piret          6,509                      0                  76,704
David D. Tripple               833                      0                  11,000
Stephen K. West              5,693                      0                  68,180
John Winthrop                6,014                      0                  71,199
                           -------------------------------------------------------


  Totals                   $35,881                     $0                $426,694
                           =======                     ===               ========

-----------------------------

* PMC fully reimbursed the Trust and the other funds in the Pioneer Family of Mutual Funds for compensation paid to Messrs. Cogan and Tripple.

** For the calendar year ended December 31, 1995. As of such date, there were 22 Pioneer mutual funds.


4.       INVESTMENT ADVISER


         As stated in the Prospectus, PMC, 60 State Street, Boston, Massachusetts, serves as the Fund's investment adviser. PMC became the Fund's investment adviser on December 1, 1993. Prior to that date, Mutual of Omaha Fund Management Company ("FMC") served as the Fund's investment adviser. The management contract is renewable annually by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Trustees or a majority of its outstanding voting securities and the giving of 60 days' written notice.

         As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the following rates per annum of the Fund's average daily net assets. The fee is computed and accrued daily and paid monthly.

Net Assets                                            Annual Rate

For assets up to $250,000,000............................0.50%
For assets in excess of $250,000,000
  to $300,000,000........................................0.48%
Over $300,000,000........................................0.45%

         PMC had agreed that, until December 1, 1995, its fee would not exceed the fee that would have been payable under the previous management contact with FMC, without giving effect to any expense limitation. Under the previous management contract with FMC, which was terminated on December 1, 1993, the Fund paid FMC a management fee at an annual rate equal to the following percentages of the Fund's average daily net assets:


Net Assets                                            Annual Rate

For assets up to and including $100,000,000................50%

For assets over $100,000,000 but not
  over $200,000,0000.......................................48%

For assets over $200,000,000 but not
  over $300,000,000........................................46%

For assets over $300,000,000 but not
  over $400,000,000........................................44%

For assets over $400,000,000 but not
  over $500,000,000........................................42%

For assets over $500,000,000 ..............................40%


         In addition, PMC has agreed that if in any fiscal year the aggregate expenses of the Fund exceed the expense limitation established by any state having jurisdiction over the Fund, PMC will reduce its management fee to the extent required by state law. The most restrictive state expense limit currently applicable to the Fund provides that the Fund's expenses in any fiscal year may not exceed 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million.


         The Fund paid $579,249 in management fees to FMC for the period January 1 to November 30, 1993. The Fund paid $55,956 in management fees to PMC for the period December 1 through December 31, 1993. The Fund paid $619,571 and $879,379 in management fees to PMC for the fiscal years ended December 31, 1994 and December 31, 1995, respectively.


         Under the previous management contract with FMC, FMC agreed to reimburse the Fund quarterly for all expenses (excluding interest, brokerage commissions, taxes and extraordinary expenses) incurred in each year by the Fund in excess of 1.50% of the first $30,000,000 of the Fund's average daily net assets plus 1.00% of any additional net assets, up to an amount not exceeding its management fees for the period for which reimbursements, if any, were made.

5.       UNDERWRITING AGREEMENT AND DISTRIBUTION PLANS


         The Fund entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund.


         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law. The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.


         The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to Class A, Class B and Class C shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan") (together, the "Plans").


         Class A Plan

         Pursuant to the Class A Plan, the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus under the caption "Distribution Plans." The expenses of the Fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares, the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.


         The Class A Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Class A Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Class A Plan, the Fund has 12 months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such 12-month period shall not exceed 0.25% of the Fund's average daily net assets attributable to the Class A shares during such period.


         Class B Plan

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be in consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distribution Plans" in the Prospectus.)

         Class C Plan

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the amount invested and additional compensation at a rate of up to 0.75% of the net asset value of such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distribution Plans" in the Prospectus.)

         General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, "interested persons" of the Fund, as defined in the 1940 Act (none of whom had or have any direct or indirect financial interest in the operation of the Plans), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the respective Class of the Fund. Each Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees' quarterly review of the Plans, they will consider a Plan's continued appropriateness and the level of compensation it provides.

         During the fiscal year ended December 31, 1995, the Fund incurred total distribution fees pursuant to the Fund's Class A Plan and Class B Plan of $544,268 and $12,154, respectively. The distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel. The Fund had not incurred any distribution fees pursuant to the Class C Plan. Class C shares were first offered January 31, 1996.

         During the fiscal year ended December 31, 1995, CDSCs, at a rate declining from a maximum of 4.0% of the lower of the cost or market value of the shares being redeemed, of $2,023 were charged to redemptions of Class B shares made within 6 years of purchase (as described in ^How to Buy Fund Sharesy in the Prospectus). Such CDSCs are paid to PFD in reimbursement of expenses related to servicing of shareholder accounts and compensation paid to dealers and sales personnel.



6.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.



         PSC receives an annual fee of $22.00 per shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies. The Fund may compensate entities which have contracted to be an agent for specific transaction processing and services. Any such payments by the Fund would be in lieu of the per account fee which would otherwise be paid by the Fund to PSC.



7.   CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund.

         The Custodian does not determine the investment policies of the Fund or decide which securities it will buy or sell. The Fund may invest in securities issued by the Custodian, deposit cash in the Custodian and deal with the Custodian as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

8.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. Under the Fund's previous underwriting agreement with FMC, FMC received aggregate underwriting commissions of

$836,000 for the period from January 1, 1993 through November 30, 1993, of which $106,542 was retained by FMC. Under the Fund's current Underwriting Agreement with PFD, PFD received $60,000 for the period December 1 through December 31, 1993, of which $7,872 was retained, and $626,814 and $2,465,663 for the fiscal years ended December 31, 1994 and December 31, 1995, of which $78,601 and $152,621.11, respectively, were retained.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with a bona fide reorganization, statutory merger, or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or the Nasdaq National Market.


9.       INDEPENDENT PUBLIC ACCOUNTANT


         Effective January 1, 1994, Arthur Andersen LLP, One International Place, Boston, MA 02110 was selected as the independent public accountant for the Fund. Previously, Coopers & Lybrand had served as independent public accountant to the Fund. Arthur Andersen's election as independent public accountant was approved, at a meeting called for the purpose of voting on such approval, by the vote of a majority of those Trustees on the Board of Trustees who are not interested persons of the Fund.

10.      PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's management contract. In selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC or who sell shares of the Pioneer mutual funds. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, the Fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund as well as shares of other investment companies or accounts managed by PMC. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         The Board of Trustees periodically reviews PMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         In addition to the Fund, PMC acts as investment adviser or subadviser to the other Pioneer mutual funds, Pioneer Interest Shares, Inc. and certain private accounts with investment objectives similar to that of the Fund. Securities frequently meet the investment objective of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.


         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that the Fund, another Pioneer mutual fund, Pioneer Interest Shares, Inc. or a private account managed by PMC may not be able to acquire as large a position in such security as it desires, it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund or the account. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The Fund paid brokerage or underwriting commissions of approximately $131,000, $343,317 and $682,232, respectively, for the fiscal years ended December 31, 1993, 1994 and 1995.


11.      DIVIDENDS AND TAX STATUS

         The Fund's policy is to pay dividends from net investment income at least once a year and distributions of net realized capital gains, if any, once a year. Additional distributions may be made for the purpose of avoiding liability for federal income or excise tax.

         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, the diversification of its assets, and the timing of its distributions to shareholders. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains are taxable as ordinary income, whether received in cash or in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

         If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.


         The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and to avoid becoming subject to federal income or excise tax.

         If the Fund invests in certain PIKs, zero coupon securities, or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid Federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.


         Redemptions and exchanges are taxable events. Any loss realized upon the redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund (including pursuant to automatic dividend reinvestments) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

         For purposes of the 70% dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) in an unleveraged position and distributed and designated by the Fund may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares.

         Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days), taking into account any holding-period reductions from certain hedging or other transactions that diminish risk of loss, with respect to their Fund shares in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.


         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund will not satisfy the requirements for passing through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that its shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.


         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


         Provided that the Fund qualifies as a regulated investment company under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes, and it should also not be required to pay Delaware corporation income tax.

         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. The description does not address the special tax rules applicable to certain classes of investors, such as banks, insurance companies, or tax-exempt entities. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. nonresident alien withholding tax (or nonresident alien withholding tax at a lower treaty rate) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisors on these matters and on state, local and other applicable tax laws.


12.  SHARES OF THE FUND

General


         The Fund is an open-end investment company established as a Nebraska corporation in 1968 and reorganized as a Delaware business trust in June 1994. Prior to December 1, 1993, the Fund was called Mutual of Omaha Growth Fund, Inc. and prior to June 30, 1994, the Fund was called Pioneer Growth Shares, Inc. Reference to the Fund includes both the Delaware business trust and the Nebraska corporation. The Board of Trustees, as of the date of this Statement of Additional Information, has authorized the issuance of three classes of shares:
Class A, Class B and Class C.


         Unless otherwise required by the 1940 Act or the Agreement and Declaration of Trust (the "Declaration of Trust"), the Fund has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.


         The Declaration of Trust permits the issuance of series of shares in addition to the Fund which would represent interests in separate portfolios of investments. No series would be entitled to share in the assets of any other series or be liable for the expenses or liabilities of any other series.

         In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

Shareholder and Trustee Liability

         The Fund is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other series of the trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification by the Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) on each day the Exchange is open for business. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption, the Fund's net asset value per share may not be determined.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to that class, and dividing it by the number of outstanding shares of the class. For purposes of determining net asset value, expenses of the classes of the Fund are accrued daily and taken into account.

         In determining the value of the assets of the Fund for the purpose of obtaining the net asset value, securities listed or traded on a national or foreign securities exchange shall be valued at their last sales price on the day of valuation or, if there are no sales on that day, at the latest bid quotation. Equity securities traded over-the-counter for which the last sales price on the day of valuation is available shall be valued at that price. All other over-the-counter equity securities for which reliable quotations are readily available shall be valued at their latest bid quotation. Convertible securities traded over-the-counter for which reliable quotations are readily available shall be valued on the basis of valuations furnished by pricing services which utilize electronic data processing techniques to determine the valuations for normal institutional-size trading units of such securities. Securities not valued by the pricing service for which reliable quotations are readily available, shall be valued at market values furnished by recognized dealers in such securities. Short-term obligations with remaining maturities of 60 days or less shall be valued at amortized cost. Securities and other assets for which reliable quotations are not readily available, shall be valued at their fair value as determined in good faith under consistently applied guidelines established by and under the general supervision of the Board of Trustees of the Fund, although the actual calculations may be made by persons acting pursuant to the direction of the Board.


         The Fund's maximum offering price per Class A share is determined by adding the maximum sales charge to the net asset value per Class A share. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.


14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under the SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly. A designation of a third party to receive checks requires an acceptable signature guarantee. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the withdrawal plan is implemented


         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the Plan have been redeemed.

15.      LETTER OF INTENTION


         Purchases in the Fund of $50,000 or over of Class A Shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all Class A Shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Fund Class A Shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all the Class A Shares of record he holds in the Fund and in all other Pioneer mutual funds, except direct purchases of the Class A shares of Pioneer Money Market Trust, as of the date of the Letter of Intention as a credit toward determining the applicable scale of sales charge for the Class A Shares to be purchased under the Letter of Intention.


         The Letter of Intention authorizes PSC to escrow Class A Shares having a purchase price equal to 5% of the stated investment specified in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should carefully read the provisions of the Letter of Intention set forth in the Account Application before signing.

16.      INVESTMENT RESULTS

         Quotations, Comparisons, and General Information


         From time to time, in advertisements, in sales literature, or in reports to shareholders, the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or The Frank Russell Indexes ("Russell 1000," "2000," "2500," "3000,") or the Wilshire Total Market Value Index ("Wilshire 5000"), two recognized unmanaged indices of broad based common stocks.


         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indices or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, Smart Money, USA Today, U.S. News
and World Report, The Wall Street Journal, and Worth may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Kanon Bloch Carre and Co., Lipper Analytical Services, Inc., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.


         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements in sales literature, or in reports to shareholders of the Fund.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

         Standardized Average Annual Total Return Quotations

         One of the primary methods used to measure the performance of a class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a class of the Fund, over any period up to the lifetime of that class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Fund's average annual total return quotations for each of its classes as that information may appear in the Fund's Prospectus or in advertising are calculated by standard methods prescribed by the Securities and Exchange Commission (the "SEC").


         Average annual total return quotations for each Class of Fund shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                   P(1+T)n  =  ERV

Where:   P     =      a hypothetical  initial payment of $1000 (less the maximum sales load for Class A Shares or the deduction of the CDSC on Class B or Class C Shares at the end of the period)


         T     =      average annual total return

         n     =      number of years

       ERV     =      ending redeemable value of the hypothetical  $1000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.


         The total returns for each Class of shares of the Fund as of December 31, 1995 were as follows:

                         Average Annual Total Return (%)


                      One Year     Five Years     Ten Years      Commencement*

Class A Shares          22.36         16.28         13.60            8.35
Class B Shares           N/A           N/A           N/A             14.26
Class C Shares           N/A           N/A           N/A              N/A

*Commencement was 5/17/68 for Class A shares and 4/28/95 for Class B shares. Class C Shares were first offered January 31, 1996.


         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Fund's mean account size.


Automated Information Line (FactFone)

         FactFone,   Pioneer's  24-hour   automated   information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:

         o        net asset value prices for all Pioneer mutual funds;

         o        annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer money market funds; and

         o dividends and capital gains distributions for all Pioneer mutual funds.

         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.

         In  addition,   by  using  a  personal   identification  number  (PIN),
shareholders may access their account balance and last three transactions and may order a duplicate statement.


         All performance numbers communicated through FactFone represent past performance, and figures for all bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C Shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary, and such shares may be worth more or less at redemption than their original cost.

17.      GENERAL INFORMATION

         The Fund is registered with the SEC as a diversified, open-end management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Fund. For further information with respect to the Fund and the securities offered hereby, reference is made to the registration statement filed with the SEC, including all exhibits thereto. Annual and semiannual reports of the Fund are mailed to each shareholder.

18.      FINANCIAL STATEMENTS


         The Fund's financial statements for the year ended December 31, 1995 are included in the Fund's Annual Report to Shareholders, which report is incorporated by reference into and is attached to this Statement of Additional Information. The Fund's Annual Report to Shareholders is so incorporated and attached in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing. A copy of the Fund's Annual Report may be obtained without charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.

                                   APPENDIX A
                         MOODY'S CORPORATE BOND RATINGS


Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A

Bonds which are rated A posses many favorable investment attributes are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicated that the security ranks in the higher end of its generic rating category; the modifier 2 indicated a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

            STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA

Debt rated AAA has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal  although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions of changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC

The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The C rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

The rating CI is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

 PLUS (+) OR MINUS (-)

The rating from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                             Pioneer Growth Shares A

  Date    Initial        Offering Price      Sales Charge       Shares           Net Asset    Initial Net
          Investment                                            Purchased          Value         Asset
                                               Included                          Per Share       Value
12/31/85     $10,000        $6.9600              5.75%            1,436.782       $6.5600       $9,425


                     Dividends and Capital Gains Reinvested

                                 Value of Shares

  Date    From             From Cap.        From Dividends       Total Value
          Investment         Gains
                           Reinvested         Reinvested
12/31/86     $10,186          $596               $135              $10,917
12/31/87      $9,009         $1,311              $222              $10,542
12/31/88     $10,617         $1,977              $373              $12,967
12/31/89     $12,859         $3,867              $602              $17,328
12/31/90     $10,876         $4,338              $663              $15,877
12/31/91     $17,629         $7,031             $1,120             $25,780
12/31/92     $17,845         $7,117             $1,133             $26,095
12/31/93     $18,132         $9,033             $1,152             $28,317
12/31/94     $12,715        $14,059              $808              $27,582
12/31/95     $14,541        $20,263             $1,003             $35,807

                             Pioneer Growth Shares B

  Date    Initial        Offering Price      Sales Charge       Shares           Net Asset    Initial Net
          Investment                                            Purchased          Value         Asset
                                               Included                          Per Share       Value
 4/28/95     $10,000        $9.6800              0.00%            1,033.058       $9.6800       $10,000


                     Dividends and Capital Gains Reinvested

                                 Value of Shares

  Date    From             From Cap.        From Dividends       Total Value
          Investment         Gains
                           Reinvested         Reinvested

12/31/95     $10,403         $1,388               $35              $11,826

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

LONG-TERM U.S. GOVERNMENT BONDS The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 3000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.


The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value


Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill


Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill


Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account


Dec 1925        N/A      N/A      N/A     N/A      N/A
Dec 1926        N/A      N/A      N/A     N/A      N/A
Dec 1927        N/A      N/A      N/A     N/A      N/A
Dec 1928        N/A      N/A      N/A     N/A      N/A
Dec 1929        N/A      N/A      N/A     N/A      N/A
Dec 1930        N/A      N/A      N/A     N/A      5.30
Dec 1931        N/A      N/A      N/A     N/A      5.10
Dec 1932        N/A      N/A      N/A     N/A      4.10
Dec 1933        N/A      N/A      N/A     N/A      3.40
Dec 1934        N/A      N/A      N/A     N/A      3.50
Dec 1935        N/A      N/A      N/A     N/A      3.10
Dec 1936        N/A      N/A      N/A     N/A      3.20
Dec 1937        N/A      N/A      N/A     N/A      3.50
Dec 1938        N/A      N/A      N/A     N/A      3.50
Dec 1939        N/A      N/A      N/A     N/A      3.40
Dec 1940        N/A      N/A      N/A     N/A      3.30
Dec 1941        N/A      N/A      N/A     N/A      3.10
Dec 1942        N/A      N/A      N/A     N/A      3.00
Dec 1943        N/A      N/A      N/A     N/A      2.90
Dec 1944        N/A      N/A      N/A     N/A      2.80
Dec 1945        N/A      N/A      N/A     N/A      2.50
Dec 1946        N/A      N/A      N/A     N/A      2.20
Dec 1947        N/A      N/A      N/A     N/A      2.30
Dec 1948        N/A      N/A      N/A     N/A      2.30
Dec 1949        N/A      N/A      N/A     N/A      2.40
Dec 1950        N/A      N/A      N/A     N/A      2.50
Dec 1951        N/A      N/A      N/A     N/A      2.60
Dec 1952        N/A      N/A      N/A     N/A      2.70
Dec 1953        N/A      N/A      N/A     N/A      2.80
Dec 1954        N/A      N/A      N/A     N/A      2.90
Dec 1955        N/A      N/A      N/A     N/A      2.90
Dec 1956        N/A      N/A      N/A     N/A      3.00
Dec 1957        N/A      N/A      N/A     N/A      3.30
Dec 1958        N/A      N/A      N/A     N/A      3.38
Dec 1959        N/A      N/A      N/A     N/A      3.53
Dec 1960        N/A      N/A      N/A     N/A      3.86
Dec 1961        N/A      N/A      N/A     N/A      3.90
Dec 1962        N/A      N/A      N/A     N/A      4.08
Dec 1963        N/A      N/A      N/A     N/A      4.17
Dec 1964        N/A      N/A      N/A     N/A      4.19
Dec 1965        N/A      N/A      N/A     N/A      4.23
Dec 1966        N/A      N/A      N/A     N/A      4.45
Dec 1967        N/A      N/A      N/A     N/A      4.67
Dec 1968        N/A      N/A      N/A     N/A      4.68
Dec 1969        N/A      N/A      N/A     N/A      4.80

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account
          Bank Savings Account


Dec 1970        N/A      N/A      N/A     N/A      5.14
Dec 1971        N/A      N/A      N/A     N/A      5.30
Dec 1972        8.01     N/A      N/A     N/A      5.37
Dec 1973       -15.52    N/A      N/A     N/A      5.51
Dec 1974       -21.40    N/A      N/A     N/A      5.96
Dec 1975        19.30    N/A      N/A     N/A      6.21
Dec 1976        47.59    N/A      N/A     N/A      6.23
Dec 1977        22.42    N/A      N/A     N/A      6.39
Dec 1978        10.34    N/A      13.04   N/A      6.56
Dec 1979        35.86    43.09    70.81   N/A      7.29
Dec 1980        24.37    38.58    22.08   N/A      8.78
Dec 1981         6.00     2.03     7.18   N/A     10.71
Dec 1982        21.60    24.95    24.47   22.68   11.19
Dec 1983        30.64    29.13    27.61   26.10    9.71
Dec 1984        20.93    -7.30    20.64    1.18    9.92
Dec 1985        19.10    31.05    22.20   35.58    9.02
Dec 1986        19.16     5.68    20.30   16.21    7.84
Dec 1987        -3.64    -8.77    -7.86   -2.03    6.92
Dec 1988        13.49    24.89    24.18   20.87    7.20
Dec 1989         8.84    16.24     2.37   35.54    7.91
Dec 1990       -15.35   -19.51   -33.46   -5.12    7.80
Dec 1991        35.7     46.05    20.03    50.1    4.61
Dec 1992        14.59    18.41     7.36    11.91   2.89
Dec 1993        19.65    18.91    15.24    13.96   2.73
Dec 1994         3.17    -1.82     1.64    -3.57   4.96
Dec 1995        15.27    28.44    13.65    30.94   5.24


Source:  Ibbotson Associates

                                   APPENDIX B
                         Other Pioneer Information

         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

         As of December 31, 1995, PMC employed a professional investment staff of 44, with a combined average of 15 years' experience in the financial services industry.

         Total assets of all Pioneer mutual funds at December 31, 1995, were approximately $12 billion representing 982,369 shareholder accounts - 637,060 non-retirement accounts and 345,309 retirement accounts.